SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported):
                                 April 11, 2004

                          AMERICAN HOMESTAR CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                      TEXAS
                 (State or Other Jurisdiction of Incorporation)

        000-24210                                              76-0070846
 (Commission File Number)                   (IRS Employer Identification Number)


                      2450 SOUTH SHORE BOULEVARD, SUITE 300
                            LEAGUE CITY, TEXAS 77573
              (Address of Principal Executive Offices and Zip Code)

                                 (281) 334-9700
              (Registrant's Telephone Number, Including Area Code)


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ITEM  7.  Financial  Statements  and  Exhibits.

     Exhibit 99.1-Press Release dated April 15, 2004

ITEM  9. Regulation FD Disclosure; Results of Operations and Financial Condition

     American Homestar Corporation (the "Company") today issued a press release announcing that the trading restrictions as to all shares of Series C common stock, issued in connection with its reorganization, have expired. The Company is furnishing the press release, attached as Exhibit 99.1, pursuant to Item 9 of Form 8-K. In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 9, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN  HOMESTAR  CORPORATION


Date:  April 15, 2004               By:  /s/  Craig  A.  Reynolds
                                       -----------------------------------------
                                       Craig  A.  Reynolds
                                       Executive Vice President, Chief Financial
                                       Officer  and  Secretary


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